UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2004

Commission file number: 000-31667

MFC DEVELOPMENT CORP.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	13-3579974 (I.R.S. Employer Identification No.)

271 North Avenue, Suite 520

New Rochelle, NY 10801

(Address of principal executive offices)

(914) 636-3432

(Telephone number)

Item 5. Other Events

Code of Ethics

(a) On May 27, 2004, the Company's Board of  Directors approved the Code of Ethics which is annexed as Exhibit 1.1.

(b) Exhibits

     1.1  Code of Ethics

Acquisition Agreement

On March 26, 2004, MFC Development Corp. ("MFC") signed an Acquisition Agreement with Creative Marketing Group, Inc. ("CMG") and its stockholders to acquire 100% of CMG's outstanding stock in exchange for shares of common stock of MFC.  Completion of the transaction is subject to a number of conditions, including the raising by CMG of additional funds in a private placement, and there can be no assurance that all of the conditions will be met.  If MFC is successful in completing the acquisition, it will issue approximately 7,900,000 shares (about 80%) of its common stock to CMG's stockholders and holders of CMG debt out of approximately 10,000,000 shares of MFC common stock, which will then be issued and outstanding.

CMG is a sales and marketing company which, since the year 2000, through its predecessors in interest, has been exclusively working with the national brand name MR. COFFEE®, which has name recognition in excess of 90% among consumers of coffee and coffee products.  In late 2002, CMG entered into exclusive licensing agreements with Sunbeam Products, Inc. ("Sunbeam") permitting it to use the MR. COFFEE® trademark and tradename in the production and sale of coffee and coffee filters through retailers, food service, hospitality and in-office locations throughout the United States.  Upon completion of the acquisition, Sunbeam has orally agreed to enter into new license agreements with MFC as the licensee with respect to the exclusive license to use the MR. COFFEE® brand name in connection with the production and sale of coffee and coffee filters.  CMG's relationship with Sunbeam, which manufactures and sells the MR. COFFEE® coffee makers, creates marketing opportunities to enhance the awareness and availability of the coffee and coffee filters which are produced and sold pursuant to the license agreements.

This Form 8-K contains certain forward-looking statements concerning possible acquisition activities, all of which are based upon assumptions made by the management of MFC and CMG and are not meant to be actual descriptions or predictions of the future.  Completion of the transaction described is subject to the satisfaction of a number of conditions and there can be no assurance that all of the conditions will be met or that the registrant will successfully complete the acquisition or that CMG will raise adequate funds in the private placement. The parties look to complete the transaction this Summer, but there can be no assurance that if those transactions are completed, that CMG or the registrant will be successful.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

MFC DEVELOPMENT CORP.

June 4, 2004	/s/ VICTOR BRODSKY
Victor Brodsky Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Exhibit 1.1

MFC DEVELOPMENT CORP.

CODE OF ETHICS

POLICY STATEMENT

The policies and standards set forth in this Code apply to all directors, officers and employees of MFC Development Corp. and its subsidiaries (herein together the "Company").  It is the policy of the Company to conduct its affairs in a manner which is at all times fair, ethical and legal. Any conduct that may raise questions or cast doubt regarding ethical or legal conduct should be avoided. Any waiver of the Code for Executive Officers or Directors may be made only by the Company's Board of Directors and will be promptly disclosed to the Company's shareholders.

COMPANY RESPONSIBILITIES

Management of the Company must create a working environment that fosters integrity and trustworthiness and be alert with respect thereto. Management is accountable for the following:

  To inform all current employees and all new employees of the Company's requirement to conduct themselves in a manner consistent with this policy. Any employee having questions is encouraged and has the freedom to obtain additional counsel from his or her supervisor, management, the Company President or Company legal counsel.

  To encourage its employees to report, without fear of retribution, any conduct or activity that creates an appearance of wrongdoing or impropriety.

  To investigate in a timely manner any allegations or indications of unethical or  improper conduct and, where necessary, to take prompt corrective action.

  To invoke appropriate disciplinary action against the individuals responsible for any unethical or improper conduct and where necessary, to take prompt corrective action.

INDIVIDUAL RESPONSIBILITIES

Every Director, Officer and Employee must:

  Comply with all applicable laws.

  Protect, preserve and enhance Company assets employing only ethical and lawful means.

  Be alert and sensitive to the obligations imposed by this Code of Ethics and seek counsel when additional clarification is required on any ethical or legal question regarding the conduct of the Company's business.

  Avoid situations which could result in unethical, illegal, or otherwise improper actions by themselves or others.

  Advise others when their actions may be considered to be unethical or improper.

  Report any unfair, unethical, dishonest or illegal business activity through any of the methods set forth below.

COMPANY RECORDS

All Company records and financial reports must be maintained in an accurate and auditable manner in conformity with generally accepted accounting principles. No entries will be made which intentionally conceal or disguise the true nature of any transaction.

CONFLICT OF INTEREST

Conflict of interest exists when a person's personal interests influence, or reasonably appear to influence, their judgment or ability to act in the best interests of the Company and its shareholders. Whenever any such person is placed in a position of possible conflict of interest, or if he or she has doubts as to the existence of such a conflict, it is the person's duty to make a full disclosure of the situation to the Company.

INSIDER INFORMATION

As employees of a corporation whose stock is traded publicly, we are subject to various laws and regulations against benefitting from "insider information" or sharing it with others. Generally, "inside information" is any material information which is not known to the public and which could influence the price of the Company's stock. As an officer, director or employee, you may neither use insider information for your personal benefit nor furnish inside information to others. If an employee has any doubts about the appropriateness of acting on or disclosing Company information, it is the employee's responsibility to discuss the issue with Company legal counsel.

ENTERTAINMENT, GIFTS AND GRATUITIES

Directors, officers and employees shall exercise care and discretion to ensure that their business decisions are made solely on the basis of the Company's best interest, and that any business courtesy extended or given does not influence or appear to influence the outcome of such decisions.

ENFORCEMENT

All directors and officers will be asked to sign a document which states:

"I acknowledge that I have read the Company's Code of Ethics. I agree to comply in all respects with the principles and rules contained in the document. If I have any doubt about whether any given proposed conduct will be in compliance with such principles and rules, I will seek (and follow) guidance as required. I further confirm my understanding that any failure to comply with these principles and rules will subject me to disciplinary action, up to and including immediate termination of my employment with the Company."

"I certify to the Company that I am not in violation of the Policy Statement."

REPORTS AND INQUIRIES

All reports and inquiries of unfair treatment, unethical, dishonest or illegal conduct, and requests for clarification or questions of any type pertaining to this Code of Ethics may be referred to any of the following:

  Your direct supervisor.

  Company President.

  Company Counsel.

  Chief Financial Officer.

  A member of the Board of Directors.

You may also report actual or perceived violations of this Code of Ethics CONFIDENTIALLY and ANONYMOUSLY to the extent possible through any member of the Board of Directors listed in the Company's Annual Report.

NON-RETALIATION POLICY

The Company does not tolerate retaliation against any person who has reported a violation of this Code of Ethics in good faith. This non-retaliation policy applies whether the complaint is ultimately determined to be well founded or unfounded. All personnel are specifically prohibited from taking any adverse employment action against anyone in retaliation for reporting a good faith claim of violation. Anyone who feels that they have been retaliated against in violation of this policy should report the matter promptly to the Company's Counsel.